UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 2, 2012

Dresser-Rand Group Inc.

(Exact name of registrant as specified in its Charter)

Delaware	001-32586	20-1780492
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

West 8 Tower, Suite 1000, 10205 Westheimer Road, Houston, Texas 112 Avenue Kleber, Paris, France		77042 75784
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 354-6100 (Houston)

                                                                                                  33 156 26 71 71 (Paris)

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On April 2, 2012, after three and a half years of service with Dresser-Rand Group Inc. (the “Company”), Nicoletta Giadrossi, the Company’s Vice President and General Manager, Europe, Middle East and Africa, notified the Company of her intention to resign, which will be effective not later than July 2, 2012, as a result of her decision to accept a position with Aker Asa as the owner representative and to join the board of directors of Aker Solutions. Vincent R. Volpe Jr., the President and Chief Executive Officer of the Company, will act as the Interim Vice-President and General Manager, Europe, Middle East and Africa in addition to his current duties during the transition period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRESSER-RAND GROUP INC.
(Registrant)

Date: April 5, 2012	By:	/s/ Mark. F. Mai
Mark F. Mai
Vice President, General Counsel and Secretary